Subsequent Events	12 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events.

The Company’s transportation segment acquired certain assets of Pipeline Transportation, Inc. on November 7, 2013. Pipeline’s operations have been conducted in the Florida and Alabama markets also served by Florida Rock and Tank Lines, Inc. For the twelve month period ending June 30, 2013, Pipeline had gross revenues of just over $16,500,000.

On November 4, 2013 the Company signed an agreement to sell 4.4 acres of land at Patriot Business Park for a purchase price of $2,000,000 subject to receipt by Purchaser of certain governmental approvals, and the Company’s obligations related to future site and offsite development. The book value of the property at September 30, 2013 was $1,303,000. It is expected to settle sometime towards the end of calendar year 2014.